Other operating income	12 Months Ended
Dec. 31, 2022
Other Operating Income [Abstract]
Other operating income
5 Other operating income
Other operating income of £722 million (2021: £196 million; 2020: £188 million) comprises income that is associated with the Group’s normal activities, but which falls outside the definition of turnover and includes one-off capital profits on property sales and one-off disposals of fixed assets.
In 2022, other operating income mainly related to the calculation of historical VAT on social contributions in Brazil, where the Group recognised £472 million. This has been treated as an adjusting item.
In addition, £78 million of the contingent asset in respect of historical VAT on social contributions claims was sold to financial institutions for £38 million.
In 2021 and 2020, the Group recognised £5 million and £58 million, respectively, in respect of a tax case in Brazil. In addition, during 2021, £130 million of the unrecognised contingent asset in respect of historical VAT on social contributions claims was sold to financial institutions for £45 million.
In 2022, as disclosed in note 7, certain items of operating income have been recognised as part of the Group’s restructuring and integration activities.
Also, in 2021, R.J. Reynolds Tobacco Company (RJRT) reached an agreement with several Master Settlement Agreement (MSA) states to waive RJRT’s claims under the MSA in connection with a settlement between those MSA states and a non-participating manufacturer, S&M Brands, Inc. (S&M Brands), under which the states released certain claims against S&M Brands in exchange for receiving a portion of the funds S&M Brands had deposited into escrow accounts in those states pursuant to the states’ escrow statutes. In consideration for waiving claims, RJRT, together with Santa Fe Natural Tobacco Company, received approximately £40 million from the escrow funds paid to those MSA states under their settlement with S&M Brands.